TherapeuticsMD 8-K

Exhibit 99.1

TXMD Overview August 2016 THER - 0086 8/16

2 Forward - Looking Statements This presentation by TherapeuticsMD, Inc . (referred to as “we” and “our”) may contain forward - looking statements . Forward - looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as statements, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future . These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected future developments and other factors we believe to be appropriate . Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise . Forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control . Important factors that could cause actual results, developments and business decisions to differ materially from forward - looking statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as our current reports on Form 8 - K, and include the following : our ability to maintain or increase sales of our products ; our ability to develop, protect and defend our intellectual property ; our ability to develop and commercialize our hormone therapy drug candidates and obtain additional financing necessary therefore ; whether the FDA will accept and, if accepted, approve the company’s new drug application for its TX - 004 HR product candidate ; the length, cost and uncertain results of our clinical trials ; potential adverse side effects or other safety risks that could preclude the approval of our hormone therapy drug candidates ; our reliance on third parties to conduct our clinical trials, research and development and manufacturing ; the availability of reimbursement from government authorities and health insurance companies for our products ; the impact of product liability lawsuits ; the influence of extensive and costly government regulation ; the volatility of the trading price of our common stock ; and the concentration of power in our stock ownership . Yuvvexy TM (TX - 004 HR), TX - 001 HR, TX - 005 HR, and TX - 006 HR are investigational drugs and are not approved by the FDA . This non - promotional presentation is intended for investor audiences only . PDF copies of press releases and financial tables can be viewed and downloaded at our website : www.therapeuticsmd.com / pressreleases.aspx .

3 (TXMD) Innovative women’s health company exclusively focused on developing and commercializing products for women throughout their life cycles Drug candidate portfolio is built on SYMBODA ™ technology for the solubilization of bio - identical female hormones

4 Compelling Investment Opportunity Worldwide commercial rights for multiple hormone therapy products in phase 3 and earlier stages ▪ Well - known chemical entities with established safety and efficacy thresholds ▪ Large U.S. markets with favorable competitive and regulatory dynamics ▪ Additional early stage pipeline candidates ▪ Strong global IP portfolio with 135 patent applications and 17 issued U.S. patents Growing U.S. commercial business marketing prescription and OTC prenatal vitamins to established OB/GYN customer base ▪ Over $20M in annual revenue in 2015 with continued runway for growth ▪ Recognized in 2014 and 2015 by Deloitte Technology Fast 500 as 41 st and 140 th in North America Experienced management team with proven development and commercial success in women’s health

5 Investigational Pipeline TX - 004HR TX - 001HR TX - 005HR TX - 006HR Oral Combination: 17 ß - estradiol + Progesterone Yuvvexy ™ (17 ß - estradiol Vaginal Softgel Capsule) Transdermal Progesterone Transdermal 17 ß - estradiol + Progesterone Phase 1 07/07/2016 Q4 2016 Q4 2016 Q4 2016 Pre - Clinical NDA Filing Phase 3 Phase 2

6 Key Accomplishments and Anticipated Milestones ▪ Expected Yuvvexy TM PDUFA date ▪ Expected to report phase 3 Replenish Trial topline results (TX - 001HR) ▪ Projected transdermal E+P and progesterone alone phase 1 results ▪ Submitted New Drug Application for Yuvvexy TM (TX - 004HR) for all three doses (4 mcg, 10mcg, 25mcg) ▪ 505(b)(2) pathway 1H ‘17 4Q ‘16 July ‘16

7 Yuvvexy TM TX - 004HR | Vulvar and Vaginal Atrophy (VVA) Program

Overview – Vulvar and Vaginal Atrophy (VVA)

- **Chronic** and **progressive** condition characterized by thinning of vaginal tissue from decreased estrogen levels
- Diagnosed in approximately 50% of postmenopausal women[1]
- Primary symptom = dyspareunia
- Secondary symptoms include: dryness, itching, irritation, dysuria, bleeding with sexual activity
- Current treatments include: prescription creams, lubricants and tablets

	Healthy Vaginal Tissue	Atrophic Vaginal Tissue
Superficial cells:	>15%	<5%
Intermediate cells:	80%	60%
Parabasal cells:	< 5%	>30%
pH:	< 5	> 5





1) Kingsberg, Sheryl A., et al. "Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE (REal Women's Views of Treatment Options for Menopausal Vaginal ChangEs) Survey." International Society for Sexual Medicine 2013, no. 10, 1790-1799.

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9 1) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North American Menopause Society. Menopause . 2013;20(9):888 – 902. 2) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy trials of th e Women’s Health Initiative. Menopause . 2011;18(11):1160 – 1171. 3) IMS Health Plan Claims (April 2008 - Mar 2011). 4) TherapeuticsMD “EMPOWER” Survey, 2016 5) Based on current FDA - approved market pricing ** Not treated with an FDA approved Rx product. OTC products do not effectively treat the underlying pathological causes of V VA and therefore do not halt or reverse the progression of this condition. ~50% of women seek treatment for VVA 4 Not Seeking Treatment 50% OTC Product Users 25% Past HT Users 18% Current HT Users 7% >$20B Branded Total US Market Opportunity 5 Current VVA Market Overview 32MM Women with VVA Symptoms 1,2 ▪ 7%, or 2.3MM women, are currently being treated today with Rx hormone therapy (HT) 3 ▪ 18%, or 5.7MM women, have tried HT and were unsatisfied/unsuccessful 4 ▪ 25%, or 8MM women, use OTC products**, such as lubricants 4

10 Current FDA - Approved VVA Competitive Landscape 1) Symphony Health Solutions PHAST Prescription Monthly Powered by IDV, 12 months as of December 31, 2015. 2) Femring data is excluded due to VMS indication. 3) Medi - Span Price Rx Basic as of 4/01/16. * for 18 tablets ($170.16 WAC for 8 tablets) 4) GlobalData July 2013 report GDHC54PIDR. All trademarks are the property of their respective owners. Product 2 Company Compound 2015 TRx (000) 1 2015 U.S. Sales ($MM) 1 WAC Price 3 Premarin ® Cream Pfizer Conjugated equine vaginal estrogen 1,615 $502 $288.40 Vagifem ® Tablets Novo Nordisk Vaginal e stradiol 1,620 $456 $382.86* Estrace ® Cream Allergan Vaginal estradiol 1,548 $420 $263.81 Osphena ® Tablets Shionogi Oral SERM 263 $66 $530.07 Estring ® Ring Pfizer Vaginal estradiol ring 284 $91 $310.44 Total 5,330 $1,535 ▪ U.S. sales more than doubled since 2008 1 ▪ Global market expected to be $2.1 billion in 2022 4 ▪ Currently no generic competition – Vagifem AG expected October 2016 ▪ 7% current market penetration

11 Current FDA - Approved VVA Product Use Falls Short OTC Product Users Past HT Users Current HT Users ▪ Do not effectively treat the underlying pathological causes of VVA ▪ Do not halt or reverse symptoms ▪ Unsatisfied / unsuccessful with past treatments ▪ Physical and clinical attributes of existing products ▪ Long - term safety concerns 1 ▪ Efficacy 1 ▪ Messiness 1 ▪ Need for applicator 1 Not Seeking Treatment ▪ Not aware that VVA is a treatable condition ▪ Estrogen exposure concerns Perceived Product Shortcomings Market Size VVA Market Opportunity 8MM Women 3 25% of VVA Population >$5B 5.7MM Women 3 18% of VVA Population >$3B 2.3MM Women 2 7% of VVA Population >$1.5B 16MM Women 50% of VVA Population >$10B 1) Wysocki , S et al, Management of Vaginal Atrophy: Implications from the REVIVE Survey . Clinical Medicine Insights: Reproductive Health 2014:8 23 - 30 doi:10.4137/CMRH.S14498 2) IMS Health Plan Claims (April 2008 - Mar 2011). 3) TherapeuticsMD “EMPOWER” Survey, 2016

12 Yuvvexy TM – TX - 004HR YUVVEXY™ is an investigational drug and is not approved for use by the FDA. ▪ Small, digitally inserted, rapidly dissolving softgel capsule ▪ No applicator ▪ Proposed dose packaging to optimize compliance and convenience ▪ Submitted NDA on July 7, 2016 under 505(b)(2) pathway Prototype Starter Pack Prototype Maintenance Pack 0.69 x 0.3 inch

Yuvvexy™ – Potential Best In Class VVA Therapy

	Premarin®	Vagifem®	Estrace®	Osphena®	Yuvvexy® (if approved)
Products					
	Pfizer	novo nordisk	Allergan	SHIONOGI	TherapeuticsMD™
Method of Admin	Vaginal Cream	Vaginal Tablet	Vaginal Cream	Oral Tablet	Vaginal Capsule
Application	Reusable Vaginal Applicator	Vaginal Applicator	Reusable Vaginal Applicator	Oral Daily SERM	Digitally Inserted Softgel
Active Ingredient	625 mcg/g CEEs	10 mcg Estradiol	100 mcg/g Estradiol	60,000 mcg ospemifene	4, 10, 25 mcg 17β-estradiol
Avg Maintenance Dose	312.5 mcg 2x/week	10 mcg 2x/week	100 mcg 2x/week	60,000 mcg daily	4, 10, 25 mcg 2x/week
Onset of Action* Dyspareunia	Week 4+	Week 8	Approval Without Dyspareunia and Dryness Data	Week 12	Week 2
Onset of Action* Dryness	Not Demonstrated			Not Demonstrated	Week 2
					Easy to Use
					Easy to Prescribe
					Negligible Systemic Exposure

*Onset of Action = First efficacy observation

Based on Product Prescribing Information
Not Head-to-Head Comparative Studies

Vagifem [package label] http://www.novo-pi.com/vagifem.pdf
Premarin Vaginal Cream [package label] http://labeling.pfizer.com/showlabeling.aspx?id=132
Estrace Vaginal Cream [package label] http://pi.actavis.com/data_stream.asp?product_group=1880&p=pi&language=E
Osphena [package label] http://www.shionogi.com/pdf/pi/osphena.pdf?400706572

All trademarks are the property of their respective owners

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14 1) Wysocki, S et al, Management of Vaginal Atrophy: Implications from the REVIVE Survey . Clinical Medicine Insights: Reproductive Health 2014:8 23 - 30 doi:10.4137/CMRH.S14498 2) Portman, D, et al. One Year Treatment Persistence with Local Estrogen Therapy in Postmenopausal Women Diagnosed as Having Vag inal Atrophy. Menopause. 2015; 22 (11) 1197 - 203 3) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North Am erican Menopause Society. Menopause . 2013;20(9):888 – 902. Yuvvexy TM - Designed for Long Term Compliance Current Market Yuvvexy Messiness 1 Reusable Applicator 1 Dose Preparation by User Required 3 Long - term Safety 1 Vaginal Creams: Efficacy 1 Applicator 1 Long - term Safety 1 Systemic Absorption 1 Reasons Women Stop Reasons Women Stop Mean Duration of Use: 1.5 Months 2 Mean Duration of Use: 3.5 Months 2 Muco - adhesive, Dissolves Quickly and Completely No Applicator and No Dose Preparation Negligible Systemic Exposure Onset - of - Action (Efficacy observed at 2 weeks) 95% Patient Satisfaction in a Market with Historically Low Compliance Rate Potential Long Term Usage Vaginal Tablets:

15 Co - Primary and Key Secondary Endpoints LS Mean Change from Baseline to Week 12 Compared to Placebo 4 mcg 10 mcg 25 mcg Superficial Cells <0.0001 <0.0001 <0.0001 Parabasal Cells <0.0001 <0.0001 <0.0001 Vaginal pH <0.0001 <0.0001 <0.0001 Severity of Dyspareunia 0.0149 <0.0001 <0.0001 Severity of Vaginal Dryness 0.0014 <0.0001 <0.0001 MMRM P - value vs placebo LS = Least Squares REJOICE Trial Results

16 Co - Primary and Key Secondary Efficacy Endpoints TX - 004HR 4 mcg 4 mcg LS Mean Change from Baseline to Week 12 P - value 4 mcg Placebo Superficial Cells 17% 6% <0.0001 Parabasal Cells - 41% - 7% <0.0001 Vaginal pH - 1.3 - 0.3 <0.0001 Severity of Dyspareunia - 1.5 - 1.3 0.0149 Severity of Vaginal Dryness - 1.27 - 0.97 0.0014 MMRM P - value vs placebo AUC 0 - 24 ( pg.h /mL) C avg (0 - 24) ( pg /mL) 4 mcg 87.22 (42.77) 3.634 (1.78) Placebo 104.16 (66.38) 4.34 (2.76) P - value vs Placebo 0.3829 0.3829 Arithmetic Mean Estradiol Serum Concentrations - Unadjusted TX - 004HR 4 mcg (N=18) LS = Least Squares LS Mean Change from Baseline to Week 12 REJOICE Trial Results

17 Co - Primary and Key Secondary Efficacy Endpoints TX - 004HR 10 mcg MMRM P - value vs placebo LS = Least Squares LS Mean Change from Baseline to Week 12 Arithmetic Mean Estradiol Serum Concentrations - Unadjusted TX - 004HR 10 mcg (N=19) AUC 0 - 24 ( pg.h /mL) C avg (0 - 24) ( pg /mL) 10 mcg 110.14 (54.57) 4.58 (2.27) Placebo 104.16 (66.38) 4.34 (2.76) P - value vs Placebo 0.7724 0.7724 10 mcg LS Mean Change from Baseline to Week 12 P - value 10 mcg Placebo Superficial Cells 17% 6% <0.0001 Parabasal Cells - 44% - 7% <0.0001 Vaginal pH - 1.4 - 0.3 <0.0001 Severity of Dyspareunia - 1.7 - 1.3 <0.0001 Severity of Vaginal Dryness - 1.47 - 0.97 <0.0001 REJOICE Trial Results

18 Co - Primary and Key Secondary Efficacy Endpoints TX - 004HR 25 mcg MMRM P - value vs placebo LS = Least Squares LS Mean Change from Baseline to Week 12 AUC 0 - 24 ( pg.h /mL) C avg (0 - 24) ( pg /mL) 25 mcg 171.56 (80.13) 7.14 (3.33) Placebo 104.16 (66.38) 4.34 (2.76) P - value vs Placebo 0.0108 0.0108 Arithmetic Mean Estradiol Serum Concentrations - Unadjusted TX - 004HR 25 mcg (N=18) 25mcg LS Mean Change from Baseline to Week 12 P - value 25 mcg Placebo Superficial Cells 23% 6% <0.0001 Parabasal Cells - 46% - 7% <0.0001 Vaginal pH - 1.3 - 0.3 <0.0001 Severity of Dyspareunia - 1.7 - 1.3 <0.0001 Severity of Vaginal Dryness - 1.47 - 0.97 <0.0001 REJOICE Trial Results

Unadjusted Change From Baseline Severity Score Dyspareunia

Based on Pivotal Clinical Data - Not Head-to-Head Comparative Studies



Premarin Cream® 21/7
Premarin Cream® 2/Week
Osphena® 60mg (Trial 1)
Osphena® 60mg (Trial 2)
Vagifem® 10 mcg
0
-0.2
-0.4
-0.6
-0.8
-1
-1.2
-1.4
-1.6
-1.8
2.0
Severity of Dyspareunia
-1.48
-1.55
-1.4
-1.5
-1.2*

*Composite score of most bothersome symptoms, including dyspareunia

Vagifem [package label] http://www.novo-pi.com/vagifem.pdf
Premarin Vaginal Cream [package label] http://labeling.pfizer.com/showlabeling.aspx?id=132
Estrace Vaginal Cream [package label] http://pi.actavis.com/data_stream.asp?product_group=1880&p=pi&language=E
Osphena [package label] http://www.shionogi.com/pdf/pi/osphena.pdf?400706572
Estring [package label] http://labeling.pfizer.com/ShowLabeling.aspx?id=567

All trademarks are the property of their respective owners

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20 Statistical Significance of Severity of Dyspareunia LS Mean Change from Baseline (by Study Visit) 4 mcg 10 mcg 25 mcg Week 2 0.026 0.0019 0.0105 Week 6 0.0069 0.0009 < 0.0001 Week 8 0.0003 < 0.0001 < 0.0001 Week 12 0.0149 < 0.0001 < 0.0001 Dyspareunia and Vaginal Dryness By Study Visit Statistical Significance of Severity of Vaginal Dryness LS Mean Change from Baseline (by Study Visit) 4 mcg 10 mcg 25 mcg Week 2 0.1269 0.0019 0.0082 Week 6 0.0094 0.0001 0.0005 Week 8 0.0128 < 0.0001 0.0008 Week 12 0.0014 < 0.0001 < 0.0001 LS = Least Squares REJOICE Trial Results

Efficacy and Onset of Action

Not Head-to-Head Comparative Studies

	Premarin®	Vagifem®	Estrace®	Osphena®	Estring®
Onset of Action* <u>Dyspareunia</u>	Week 4+	Week 8 (composite score)	Approval without dyspareunia and dryness data	Week 12	Approval without dyspareunia and dryness data
Onset of Action* <u>Dryness</u>	Not demonstrated			Not demonstrated	

*Onset of Action = First efficacy observation

Vagifem [package label] http://www.novo-pi.com/vagifem.pdf
Premarin Vaginal Cream [package label] http://labeling.pfizer.com/showlabeling.aspx?id=132
Estrace Vaginal Cream [package label] http://pi.actavis.com/data_stream.asp?product_group=1880&p=pi&language=E
Osphena [package label] http://www.shionogi.com/pdf/pi/osphena.pdf?400706572
Estring [package label] http://labeling.pfizer.com/ShowLabeling.aspx?id=567
All trademarks are the property of their respective owners

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22 Yuvvexy TM Qualitative Attributes 4 mcg (N=181) 10 mc g (N=181) 25 mcg (N=184) Placebo (N=185) Easy to Use 171 (94.5%) 172 (95.0%) 175 (95.1%) 164 (88.9%) Overall p - value = 0.035 Overall p - value <0.0001 4 mcg (N=181) 10 mc g (N=181) 25 mcg (N=184) Placebo (N=185) Very Satisfied 74 (40.1%) 84 (46.4%) 83 (45.1%) 41 (22.2%) Satisfied 57 (31.5%) 55 (30.4%) 62 (33.7%) 68 (36.8%) Unsure 23 (12.7%) 28 (15.5%) 21 (11.4%) 39 (21.1%) Dissatisfied 19 (10.5%) 9 (5.0%) 12 (6.5%) 20 (10.8%) Very Dissatisfied 8 (4.4%) 5 (2.8%) 6 (3.3%) 17 (9.2%) 4 mcg (N=119) 10 mc g (N=113) 25 mcg (N=128) TX - 004HR over previously used VVA therapies 73.9% 67.3% 74.2% P - value vs. Placebo 0.0010 0.0212 0.0003 Ease of Use Patient Satisfaction Preferred vs Competition LS = Least Squares REJOICE Trial Results

23 Physical and Clinical Attributes Enable Market Expansion OTC Product Users Past HT Users Current HT Users Not Seeking Treatment ▪ Negligible systemic profile may alleviate fear of HT ▪ Dose pack helpful to physicians likely to prescribe HT ▪ Could eliminate need to see a specialist ▪ Ease of use profile ▪ REJOICE data: 70% - 95% patient satisfaction ▪ Ease of use could lead to less discontinuation ▪ Negligible systemic profile may give comfort for long term use ▪ Two week efficacy may increase refill rates past month 1 ▪ Negligible systemic profile may give comfort for long term use ▪ REJOICE data: first efficacy observation for dyspareunia and dryness at two weeks ▪ No applicator ▪ No mess ▪ Dose pack may reduce time for patient education on product use, making physicians more likely to initiate VVA conversation ▪ Could eliminate need to see a specialist ▪ Negligible systemic profile may enable access to a new demographic Yuvvexy TM Attributes Could Address Perceived Shortcomings of Current Products Yuvvexy TM Market Opportunity Market Share Gain Reintroduce HT New HT Users New HT Users . REJOICE Trial Results

Favorable Regulatory Dynamics Driven by Change in Treatment Paradigm

Removal of Black Box Warning

- Citizen's Petition, spearheaded by NAMS, for modification of black box warnings
- Nov. 2015 – FDA "boxed warnings" workshop provided an opportunity for FDA to obtain input related to prescribing information of lower-dose estrogen alone products[1]

Citizen's Petition Supporters:

Estrogen use in Breast Cancer Survivors

- ACOG released opinion stating it is safe for breast cancer survivors to use vaginal estrogen as data showed no increased risk[2]
- Health practitioners may now consider topical estrogen therapy for patients with a history of estrogen-dependent breast cancer

Changing Perception on Use of Estrogen

- Women's Health Initiative's Hormone Trials follow up concluded that the risk/benefit profile for estrogen use is positive[3]:
  - 63% lower risk of dying of breast cancer
  - 16% reduced risk of illness and death
  - Preventative for heart disease, diabetes, and other illnesses if started early

1) Scientific Workshop on Labeling "Lower" Dose Estrogen-Alone Products for Symptoms of Vulvar and Vaginal Atrophy (VVA) http://www.fda.gov/Drugs/NewsEvents/ucm459690.htm
2) ACOG Supports the Use of Estrogen for Breast Cancer Survivors http://www.acog.org/About-ACOG/News-Room/News-Releases/2016/ACOG-Supports-the-Use-of-Estrogen-for-BreastCancer-Survivors
3) Manson JE, Chlebowski RT, Stefanick ML, et al. "Menopausal Hormone Therapy and Health Outcomes During the Intervention and Extended Poststopping Phases of the Women's Health Initiative Randomized Trials." JAMA. 2013;310(13):1353-1368.

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25 Future VVA HT Market 1) Symphony Health Solutions PHAST Prescription Monthly Powered by IDV, 12 months as of December 31, 2015. 2) GlobalData July 2013 report GDHC54PIDR. TherapeuticsMD VVA Market Goals ▪ Potential launch of Yuvvexy ▪ Increase market awareness for VVA and the associated symptoms ▪ Convert unsatisfied past users of HT therapy to satisfied patients on drug ▪ Increase market penetration among OTC product users ▪ Increase duration of use and patient compliance $485 [VALUE] $4,813 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 ($MM) YUVVEXY Launch Increase in market penetration and duration of use could lead to market size increase of >100% by 2022

26 Foundation Built for a Strong Launch Map Legend: Current TXMD Sales Presence Highest Prescribing Physicians for VVA 50 Sales Representatives; Planned Increase to 150 With Launch of Yuvvexy Operational leverage of OB/GYN relationships in key markets

27 TX - 001HR | Combination Estrogen + Progesterone (E+P) Program

28 Menopause Overview 1) National Institutes of Health, National Institute on Aging, https://www.nia.nih.gov/health/publication/menopause, last acc ess ed November 3, 2015. 2) International Journal on Women’s Health, http://www.ncbi.nlm.nih.gov/pmc/articles/PMC3897322/ Menopause represents the natural life - stage transition when women stop having periods as the production of Estrogen (E) and Progesterone (P) decreases ▪ Symptoms include hot flashes, night sweats, mood changes and vaginal dryness ▪ Prolonged lack of estrogen can affect the bones, cardiovascular system, and increases risks for osteoporosis Long history of Estrogen (E) and Progesterone (P) use ▪ Estrogen and Progesterone have been used for over 50 years as treatment ▪ Estrogen to reduce symptoms and other long - term conditions ▪ Progesterone to prevent thickening of the uterine wall 2 ▪ Increased risk for endometrial hyperplasia/endometrial cancer if estrogen unopposed 2 ▪ Average age of menopause 51 years 1 ▪ Women will spend approximately half of their lives in this state May result in physical and emotional symptoms 1

29 Evolution of U.S. HT Market Post WHI Study July 2002 - Women’s Health Initiative (WHI) study showed that synthetic hormones increased the risk of breast cancer, stroke, heart attack and blood clots Post WHI, women shifted to Bio - Identical Hormone Therapy (BHT) containing Natural Estradiol (E2) and Natural Progesterone (P4) as a safer alternative ▪ All FDA - approved combination hormone products contain a synthetic progestin and not a natural progesterone ▪ 110MM+ scripts of FDA - approved HT prescribed annually before 2002, declining to ~25MM in 2015 1 Compounding filled the need and demand for BHT ▪ 30MM scripts (1 - 2.5MM women) of Compounded BHT prescribed annually in the U.S. currently 2,3 No FDA - approved BHT combination product of E2 + P4 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2015 2) The reported number of annual custom compounded hormone therapy prescription of oral and transdermal estradiol and progesterones taken combined and in combination (26MM to 33MM) 3) Pinkerton, J.V. 2015. Menopause, Vol.22, No.9, pp 0 - 11. WHI = Women’s Health Initiative, DQSA = Drug Quality and Security Act, BHRT = Bio - identical Hormone Replacement Therapy

30 Bio - Identical Hormones Are What Women and Doctors Want 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2015 2) The reported number of annual custom compounded hormone therapy prescription of oral and transdermal estradiol and progesterones taken combined and in combination (26MM to 33MM) 3) Pinkerton, J.V. 2015. Menopause, Vol.22, No.9, pp 0 - 11. WHI = Women’s Health Initiative, DQSA = Drug Quality and Security Act, BHRT = Bio - identical Hormone Replacement Therapy - 20,000,000 40,000,000 60,000,000 80,000,000 100,000,000 120,000,000 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 - 5,000,000 10,000,000 15,000,000 20,000,000 25,000,000 30,000,000 35,000,000 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 FDA - Approved Synthetic and Separate E&P Market 1 Compounded Bio - identical Hormone Therapy Market 2,3 Prescriptions Prescriptions

Compounded Bio-Identical HT: Why Has It Been So Successful?



Synthetic Progestins	Bio-identical Progesterone	References
No benefits on sleep properties	**Favorable CNS Profile**	Freeman, E, et al.[1]
Increased risk of breast cancer	**Favorable breast profile**	E3N-EPIC[2]
Increased risk of MI, Stroke, VTE	**Favorable cardiovascular profile**	PEPI[3], ELITE[5]
Less favorable lipid profile effects (cholesterol, LDL, triglycerides)	**Favorable lipid profile**	PEPI[3]
Adequate endometrial protection	**Adequate endometrial protection**	PEPI[4]
High incidence of bleeding	**Low incidence of bleeding**	Regidor, et al.[6]

1) Freeman E, Rickels K, Sondheimer S J. et al. A double-blind trial of oral progesterone, alprazolam and placebo in treatment of severe premenstrual syndrome. *JAMA*. 1995;274:51–57.
2) Fournier A, Berrino F, Clavel-Chapelon F. Unequal risks for breast cancer associated with different hormone replacement therapies: results from the E3N cohort study. Breast Cancer Res Treat. 2008;107:103–111.
3) Writing Group for the PEPI Trial . Effects of estrogen or estrogen/progestin regimes on heart disease. Risks factors in postmenopausal women. *JAMA*. 1995;273:199–208.
4) The Writing Group for the PEPI Trial . Effects of hormone replacement therapy on endometrial histology in postmenopausal woman. The postmenopausal estrogen/progestin interventions (PEPI) trial. *JAMA*. 1996;275:370–375.
5) Hodis HN, et al. "Testing the menopausal hormone therapy timing hypothesis: The early versus late intervention trial with estradiol" AHA 2014; Abstract 13283.
6) Regidor, P-A, et al. Progesterone in Peri- and Postmenopausal: A Review. *Geburtshilfe Frauenheilkd*. 2014 Nov; 74 (11): 995-1002.

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32 But…..Compounded Products Pose Significant Risks 1) Villiers, T.J. et al. Global Consensus Statement on Menopausal Hormone Therapy, Climacteric , June 2013, Vol. 16, No. 3 : Pages 316 - 337. 2) Committee on Gynecologic Practice and the American Society for Reproductive Medicine Practice Committee, Number 532, Augus t 2 012 (Reaffirmed 2014, Replaces No. 387, November 2007 and No. 322, November 2005). ▪ Medical Societies’ global consensus statement declares that the use of Custom - Compounded HT is not recommended 1 ▪ ACOG and ASRM Committee Opinion states compounded hormones may pose additional risks compared to FDA - approved products 2 ▪ Lack of efficacy and safety data ▪ Lack of Good Manufacturing Practices (GMP) ▪ Variable purity ▪ Variable content uniformity ▪ Variable potency (under/over dose) ▪ Lack of stability ▪ Unopposed E / Ineffective P leads to increased risk of endometrial hyperplasia / cancer

33 Rationale for TX - 001HR Target Goals Preliminary Supportive Data Meet patient demand for bio - identical hormones Meet FDA requirements for safe, effective, and clinically validated products New lower effective dose Labeling differentiation Potential for first and only FDA - approved natural estradiol plus natural progesterone combination softgel capsule Multiple FDA guidance documents released about unsafe use of compounded hormones Potential bio - identical terminology as both hormones similar to those produced by the ovary Broad range of doses being evaluated in Phase 3 Replenish Trial

34 TX - 001HR Estradiol + Progesterone U.S. Development Timeline 1) https:// clinicaltrials.gov /ct2/show/NCT01942668?term= replenish+trial&rank =1, last accessed November 3, 2015. ▪ Phase 3 Trial 1 : ~100 U.S. sites ▪ Subjects: ~1750 fully enrolled as of October 2015 ▪ Four active arms (N=400/arm) — Estradiol 1 mg/Progesterone 100 mg — Estradiol 0.5 mg/Progesterone 100 mg — Estradiol 0.5 mg/Progesterone 50 mg — Estradiol 0.25 mg/Progesterone 50 mg ▪ Control arm: Placebo (N=150) ▪ 12 - month study with 12 - week VMS substudy endpoints: ▪ Vasomotor substudy : number and severity of hot flashes (4 weeks and 12 weeks) ▪ Endometrial safety: incidence of endometrial hyperplasia (12 months) NDA Prep/Filing/PDUFA Q1 ’15 Q1 ’17 Q4 ’16 Q3 ’16 Q2 ’16 Q1 ’16 Q4 ’15 Q3 ’15 Q2 ’15 Phase 3 Vasomotor & Endometrial Safety Q2 ’17 Q3’17 Q4’17 Q1’18 ▪ As of August 4, 2016, approximately 1,642 subjects have exited the trial and the incidence of endometrial hyperplasia is less than 1% Topline results expected in the fourth quarter of 2016

35 Total HT Market = 38+MM Prescriptions 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2015 Includes Single Pill Combination of E+P and Estradiol, Estrogen, Progesterone and Progestins taken in combination (oral and transdermal) 2) The reported number of annual custom compounded hormone therapy prescription of oral and transdermal estradiol and progesterones taken combined and in combination (26MM to 33MM) 3) Pinkerton, J.V. 2015. Menopause, Vol.22, No.9, pp 0 - 11. FDA - approved Combinations of Estradiol, Estrogens, Progesterones & Progestins (8.1MM prescriptions) 1 Compounded Bio - Identical Hormones (30MM prescriptions) 2,3 1 - 2.5MM 3 U.S. women using custom - compounded menopausal hormone therapy

36 Products FDA Approved Compounded E+P TX – 001HR Separate E+P Activella® FemHRT® Angeliq® Generic 17 b + Progestins Prempro® Premphase® Duavee® Brisdelle® 25,000 compounding pharmacies Bio - Identical Data with Endometrial Cancer Data Combination FDA - Approved 3 Reimbursement 4 Market Size $520MM $28MM $218MM $302MM $30MM $38MM $4.5B 2 --- 1) 2015 US Sales, per IMS Health Plan Claims (April 2008 - Mar 2011) 2) $150 average net monthly cost based on WAC, net of rebates/discounts, of existing FDA - approved hormone therapy combination pr oducts 3) NDA to be submitted assuming successful results of Replenish trial 4) Reimbursement anticipated if FDA - approved Potential First and Only FDA - Approved Bio - Identical Combination Product If Approved

Adverse Reimbursement Changes for Compounded Drugs

CVS CAREMARK

May 30, 2014: *CVS/Caremark forces compounding pharmacies to include NDC numbers for each ingredient used and two scientifically valid studies in peer-reviewed journals supporting clinical efficacy of the additional ingredients*[1]

EXPRESS SCRIPTS®

June 3, 2014: *ESI launches a "Compound Management Solution," creating a list of excluded ingredients that eliminated almost 95% of all compound claims*[1]

OPTUM®

July 2014: *Optum initiates a comprehensive compound management program, including prior authorizations and step therapy for all compounded prescriptions*[2]

TRICARE®

May 1, 2015: *Tricare initiates changes to their compounded medication coverage policy, effectively utilizing Express Scripts' compounded screening process and slashed costs by 74% within one month*[3]

CMS CENTERS for MEDICARE & MEDICAID SERVICES

June 2016: *Report released that Medicare Part D spending on compounded drugs rose 625% in the past decade. Beginning in February 2017, CMS is adding new screening requirements, blocking any reimbursement for prescriptions from unapproved providers*[4]

1. http://www.iacprx.org/general/custom.asp?page=CCIns161314
2. http://www.optum.com.br/content/optum/en/optumrx/pharmacy-insights/restoring-trust-compound-medications.html
3. http://www.militarytimes.com/story/military/benefits/health-care/2015/06/18/tricare-compounded-medications-update-defense-health-agency-dha-prescription-express-scripts/28914815/?from=global&sessionKey=&autologin=
4. https://www.statnews.com/pharmalot/2016/06/22/medicare-compounded-drugs-fraud/

All symbols trademarks of CVS/Caremark, Express Scripts, Optum, Tricare, and CMS

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Non-FDA-Approved BHT Market Represents Significant Opportunity for First FDA-Approved Product

30MM[2] Annual custom-compounded prescriptions × **$49**[1] Average monthly cash cost = **$1.5B** **Current Annual Revenues**

30MM[2] Annual branded prescriptions × **$150**[4] Average net monthly branded cost = **$4.5B** **Potential Future Annual Market Opportunity**

1. Pinkerton, J.V. Compounded bio-identical hormone therapy: identifying use trends and knowledge gaps among U.S. women. Menopause; Vol.22, No.9, 2015
2. Menopausal Hormone Therapy (MHT) Usage: FDA-Approved MHT Has Decreased While Compounded Non-FDA Approved MHT Has Increased http://press.endocrine.org/doi/abs/10.1210/endo-meetings.2015.RE.5.FRI-124#sthash.PySEhZ9P.dpuf
3. *Obstetrics & Gynecology* 2015;Vol 125, No. 5, p. 98S (Supplement), May 2015
4. $150 average net monthly cost based on WAC, net of rebates/discounts, of existing FDA-approved hormone therapy combination products

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Regulatory Environment Continues to Favor FDA-Approved Products

October 2012
Contaminated compounded drugs made at NECC kill 77 people nationwide

November 2013
Congress enacted **Drug Quality and Security Act (DQSA)**

2014
Creation of **"Do Not Compound"** list and established Pharmacy Compounding Advisory Committee

2015
Initiated formation of **"Difficult to Compound"** list, including addition of hormones

2016
USP-800 finalized, addressing hazardous drugs including hormones

July 2016
Released draft guidance documents, outlining protocol for commercially available drugs and unsanitary conditions

July 2018
Final implementation of **USP-800**

1) http://www.fda.gov/Drugs/DrugSafety/DrugIntegrityandSupplyChainSecurity/DrugSupplyChainSecurityAct/ucm376829.htm
2) http://www.usp.org/sites/default/files/usp_pdf/EN/m7808.pdf
3) https://www.ascp.com/sites/default/files/Joint%20USP%20letter%202015%20FINAL.pdf

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Regulatory Tailwinds for FDA-Approved Products

Drug Quality and Security Act (DQSA)[1]

- Prohibits compounding of essential copies of an FDA-approved drug except in limited circumstances such as drug shortages
- Requires collaboration between the FDA and state boards of pharmacy to inspect, enforce, and take action against compound pharmacies
- Anticipate significant impact on compounding upon FDA approval of first bio-identical combination hormone therapy product


FRAMINGHAM
Lot # 05212012@68
GC

USP 800 – Hazardous Drugs[2,3]

- New identification requirements for receipt, storage, mixing, preparing, compounding, dispensing, and administration of hazardous drugs
- Considered "prohibitively expensive" requiring major pharmacy upgrades and renovations to be compliant



1) http://www.fda.gov/Drugs/DrugSafety/DrugIntegrityandSupplyChainSecurity/DrugSupplyChainSecurityAct/ucm376829.htm
2) http://www.usp.org/sites/default/files/usp_pdf/EN/m7808.pdf
3) https://www.ascp.com/sites/default/files/Joint%20USP%20letter%202015%20FINAL.pdf

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41 Compounding Pharmacies Need An FDA - Approved Product Third - Party Reimbursement Required Capital Expenditure to Dispense Manufacturing and Compliance Investment Legal & Regulatory Risk Yes No No Yes Compounded BHT Yes No TX - 001HR (if approved) Yes No Higher Revenues Lower Costs Increased Profits If approved, compounding pharmacies who dispense TX - 001HR achieve:

42 TX - 001HR C ould Fulfill Therapeutic Gap For All Participants • Meet demand for natural bio - identical hormone therapy • Assurance of safety and efficacy • Reduction of out - of - pocket costs via insurance coverage • Convenience of one combination product • Widely acceptable at all pharmacies and not just compounding pharmacies Patients • First and only FDA - approved bio - identical combination hormone therapy • Clinically validated dose regimens • Eliminates risks of compounded hormone therapy • Meet patient demands and reduce patient out - of - pocket costs via insurance coverage • Follow medical standards of care and society guidelines while reducing liability Physicians • Meet patient and physician demand for bio - identical hormone therapy • Significantly improve net margin per script • Lower legal and regulatory costs and risk Pharmacies • Reduces need of compounded hormone products • Full enforcement of regulations regarding compounded hormones • Reduces false claims and misleading advertising statements about compounded HT products FDA/Regulatory Bodies

43 TXMD: Financial Snapshot Shares Outstanding 196.5MM (as of August 1, 2016) Debt $0MM Cash $166.5MM (as of June 30, 2016) Listing Exchange

44 Worldwide Patent Filings * *Not all patent filings filed in all jurisdictions. Strong IP Portfolio with 135 Patent Applications, including 72 international filings, and 17 issued U.S. patents

45 THANK YOU!

46 Appendix

Seasoned Management Team with a Proven Track Record of Commercial Execution



Tommy Thompson
Chairman of the Board

- Former U.S. Secretary of Health and Human Services (2001-2005)
- Holds multiple board memberships, including Centene and United Therapeutics
- 40-year public health career



Robert Finizio
CEO, Co-Founder, and Director

- Co-founded vitaMedMD in 2008
- Co-founded CareFusion (Sold to Cardinal Health in 2006)
- 16 years of experience in early stage healthcare company development



John Milligan
President

- Co-founded CareFusion
- Held executive sales and operation management positions at McKesson, Cardinal and Omnicell
- 20+ years of operations experience



Dan Cartwright
Chief Financial Officer

- Former CFO of American Wireless, Telegeography, and WEB Corp
- Participated in American Wireless/Arush Entertainment merger
- Former KPMG and PricewaterhouseCoopers accountant



Brian Bernick, MD
Chief Clinical Officer, Co-Founder

- Co-founded vitaMedMD in 2008
- 25 years of experience in healthcare/women's health
- ACOG Committee Member
- Past OBGYN Department Chair - Boca Raton Regional Hospital
- Practicing OBGYN - trained University of Pennsylvania



Sebastian Mirkin, M.D.
Chief Medical Officer

- Former Clinical Lead of Women's Health at Pfizer
- 15+ years of experience developing women's health products
- Reproductive endocrinologist & infertility specialist



Julia Amadio
Chief Product Officer

- 25+ years of women's health pharmaceutical experience
- Product development leader for J&J, Wyeth, Aventis, and others
- Worked on development of Prempro®, Premphase®, and Estalis®



Jason Spitz
VP, Marketing

- 25+ years of pharmaceutical marketing, sales, and operations experience
- Led commercialization of anti-estrogens/estradiol, breast cancer, and ovarian cancer drugs



Shelli Graham, Pharm.D.
VP, Medical Affairs

- Global lead for Osphena®, late stage development through approval
- 13 years' of experience in women's health
- Established relationships with key women's health opinion leaders and organizations



Jennifer Wilson
VP, Business Development

- Former Director of Corporate Development at Anthem
- Lead the Cigna and Amerigroup transactions
- Investment banker in healthcare coverage at Bank of America Merrill Lynch
- Executed over $60bn in deal value

Supported by a team of regulatory consultants with decades of FDA experience

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TX-004HR vs. Vagifem®
Phase 1 Single Dose PK Studies

Key Findings

- Tmax ~2 hours with TX-004HR and ~8 hours with Vagifem
- Systemic absorption of estradiol AUC (0-24 hours) is 2- to 3-fold lower with TX-004HR relative to Vagifem

Study 500 - 25 mcg



n=36
Vagifem
TX-004HR
Mean plasma concentration (pg/mL)
40
30
20
10
0
6
12
18
24
Time after dosing (hrs)

Study 499 - 10 mcg



n=36
Vagifem
TX-004HR
Mean plasma concentration (pg/mL)
40
30
20
10
0
6
12
18
24
Time after dosing (hrs)

Vagifem is a registered trademark of Novo Nordisk A/S Corp.
Pickar, et al. Climacteric 2016

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